SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 21, 2004



                         ELECTRONIC CLEARING HOUSE, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                      0-15245               93-0946274
(State or other jurisdiction   (Commission File Number)  (IRS Employer
     of incorporation)                                  Identification No.)


730 Paseo Camarillo, Camarillo, California                   93010
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (800) 233-0406


--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)


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ITEM 2.02.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On December 21, 2004, Electronic Clearing House, Inc. issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 2004. A copy of the press release is being furnished as Exhibit
99.1  to  this  report  and  is  incorporated  herein  by  reference.

     The  information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (c)  Exhibits

               99.1 Press  Release dated December 21, 2004, announcing financial results for the quarter and fiscal year ended September 30, 2004.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ELECTRONIC  CLEARING  HOUSE,  INC.
                                             (Registrant)


                                       By:  /s/  Alice Cheung
                                            ----------------------------
                                            Alice L. Cheung, Treasurer &
                                            Chief Financial Officer


Dated:  December 21, 2004

                                  EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION  OF  DOCUMENT
------    -------------------------

99.1 Press Release dated December 21, 2004, announcing financial results for the quarter and fiscal year ended September 30, 2004


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